Investor Presentation May 2023

CleanSpark cautions you that statements in this presentation that are not a description of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on CleanSpark’s current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by CleanSpark that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in our business, including, without limitation: known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of its bitcoin mining activities; the volatility of bitcoin value and energy prices; disruptions in the crypto asset markets; market perception of the Company’s business and the crypto asset markets generally; the timely completion of mining facilities or expansions thereof; recognizing the full benefits of immersion cooling; increasing difficulty rates for bitcoin mining; future hashrate growth; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts and power rates; the risk that future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this presentation are based upon information available to us as of the date it is given, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains aspirational statements regarding our efforts to source renewable and clean energy.  Our sustainable energy strategy includes the use of renewable energy certificates as well as other strategies and efforts we may employ from time to time to mitigate or change our energy mix.  Our sustainable energy strategy is at least in part dependent on the ability of certain third parties with which we contract to supply renewable and clean energy, and we do not control or independently review or audit their efforts or data.  Disclaimer

v What is Bitcoin Mining? A bitcoin mining company uses specialized computers to verify transactions on the bitcoin blockchain. Bitcoin is the reward miners earn for performing this service. Without mining, there would be no bitcoin. Mining is energy intensive, so maintaining this increasingly important component of our digital infrastructure requires wise stewardship of our resources. We draw on our energy technology background to mine bitcoin in a responsible way. Since mining our very first bitcoin, we’ve used a sustainable energy mix that includes nuclear, hydroelectric, solar, and wind. We purchase renewable energy credits to account for differences in regional energy mixes to achieve our goal of 100% net carbon neutrality.

Bitcoin wallet transaction CleanSpark & other decentralized miners support the network by verifying and securing transactions.  Bitcoin wallet transaction What Do Miners Do?

What are Block Rewards? 21,000,000 BTC mined by 2140 Block rewards are reduced by half every 210,000 blocks (roughly every four years) until all 21M bitcoin are mined. When will that be? Sometime around 2140. 1 block every 10 min. 2140 2024 6.25 BTC per block 900 BTC per day Today

Vision:  Top North American Bitcoin Miner Hashrate Our total computational power; when understood in the context of global hashrate, it determines how much bitcoin we are able to mine. Efficiency We determine efficiency by starting with our power costs and dividing it by our hashrate. Efficient miners produce more bitcoin while using fewer resources. Profitability Revenue, Net Income, and Adjusted EBITDA are metrics we use to evaluate our operating leverage. Sustainability We target energy sources that are primarily renewable & carbon-free; we participate in local renewable energy credit programs to offset any non-renewable sources of energy. Metrics That Matter

Key Indicators* Current Hashrate  6.7 EH/s BTC Mined Calendar Year to Date 2,395 BTC Machines Operating 67,700+ *As of May 10, 2023 Projected Hashrate (By 12/31/23) 16 EH/s Machines to be Delivered 62,000

What Makes CleanSpark Different? Leave the world better than we found it. Build the infrastructure of the future. Value growth for the greater good.

Competitive wages substantially above industry average with clear career paths Full suite of employee benefits, including PTO, health insurance, and 401K plan Reinvesting in the communities we operate in through scholarships and other philanthropic commitments Targeting 100% renewable and low-carbon energy Engaged with Nasdaq's ESG advisory services to develop road map Collaborating with Sustainable Bitcoin Protocol Renewable energy credits through Georgia Power Industry leading transparency with monthly production updates Committed to meaningful diversity in our workforce and leadership Quarterly management updates Environmental Social Governance We care about the environment and believe that bitcoin miners have an important role to play in decarbonizing our economy. We source sustainable energy and strive to constantly optimize our operations to make them more efficient. We collaborate with utilities to make the grid better for everyone. Leave the World Better than We Found It

Corporate Social Responsibility EMPLOYMENT TYPE Regular Full Time Manager Full Time Executive Full Time Regular Full Time Temporary Full Time 64.2% 20.0% 7.4% 7.4% 1.0% DEMOGRAPHICS White Black Two or More Races Hispanic Asian 31.6% 28.4% 10.5% 9.5% 9.5% Other 10.5% ENERGY MIX Clean Energy Carbon-Based Undisclosed 94.02% 5.70% 0.28%

How We Allocate Opportunity Current mix: 3/4th owned-and-operated  Hybrid approach of using co-location partnerships for scalability and wholly-owned locations to secure our future Infrastructure first; we balance how & when we acquire machines ASIC ecosystem is ripe for disruption—faster, better, newer technologies are on the horizon How We Acquire Hardware Current Mix How We Evaluate Sites Our growth philosophy takes into account the power source, the cost of power, and the cost of the facility We also take into consideration our potential community impact We partner with the communities we operate in and work to earn their trust. Whether building our own facilities or choosing partners to host our machines, we make a positive impact on local economies by developing underused infrastructure and creating new job opportunities.  Build the Infrastructure of the Future

We use capital transparently because securing the bitcoin blockchain is a privilege and a responsibility we take to heart. Bitcoin is a store of value and medium of exchange. We combine it with the wise stewardship of our equity and the responsible deployment of debt to grow our business in the best way possible—for our employees, our shareholders, and the bitcoin community. Value Growth for the Greater Good Bitcoin is our currency: we think it makes sense to sell bitcoin to generate more bitcoin Our approach to HODLing is strategic and our HODL balance will vary - a 100% HODL is not sustainable and comes at a cost to shareholders We expect our bitcoin holdings to incrementally increase over time We intend to offer various tools when issuing  equity for growth capital and acquisitions, not to fund daily operations Utilizing equity allows us to be nimble and quickly capitalize on accretive opportunities in the marketplace We expect with continued profitability to return capital to shareholders, including, but not limited to, stock buybacks or dividends We expect to apply "smart leverage" on our balance sheet to obtain affordable capital Finalized $35 million facility from Trinity Capital in April 2022 Growth plans will be accelerated with expansion of debt capital Equity Bitcoin Debt

Current and Future Performance

Bitcoin Mined and Hashrate Growth (Historical) Hashrate Total Bitcoin Mined Total Bitcoin Mined College Park Norcross Washington Sandersville Co-locations

Bitcoin Mined and Hashrate Growth (Historical & Projected) Hashrate Total Bitcoin Mined Total Bitcoin Mined PROJECTED BEGINNING OF YEAR (OCT. 1, 2022) 42,000+ Operational Miners 4.16 EH/s ~150,000 Operational Miners 16 EH/s PROJECTED END OF YEAR (DEC. 31, 2023)

*As of May 10, 2023 Facility College Park Norcross Washington Sandersville Co-Locations Under Review Total Type Owned Owned Owned Owned Hosted Operating Hashrate 1.25 EH/s 0.5 EH/s 1.1 EH/s 2.23 EH/s 1.62 EH/s 6.7 EH/s Expected Hashrate 1.25 EH/s .5 EH/s 2.9EH/s 8.53 EH/s 1.62 EH/s 1.2 EH/s 16 EH/s Our Facilities* College Park Facility Operating Hashrate Expected Hashrate Owned 1.25 EH/s 1.25 EH/s Norcross Facility Operating Hashrate Expected Hashrate Owned 0.5 EH/s 0.5 EH/s Washington Facility Operating Hashrate Expected Hashrate Owned 1.1 EH/s 2.9 EH/s Sandersville Facility Operating Hashrate Expected Hashrate Owned 2.23 EH/s 8.53 EH/s Co-locations Facility Operating Hashrate Expected Hashrate Hosted 1.62 EH/s 1.62 EH/s Total Expected Hashrate December 31, 2023 16.0 EH/s

Key Indicators 899 BTC 1,871 BTC Q2 FY22 Q2 FY23 Bitcoin Mined 23,000 63,700+ Mar 31, 2022 Mar 31, 2023 Machines Operating 2.3 EH/s 6.7 EH/s Mar 31, 2022 Mar 31, 2023 Hashrate $19.6M $12.7M Mar 31, 2022 Mar 31, 2023 Adj. EBITDA $41.6M $42.6M Mar 31, 2022 Mar 31, 2023 Revenue 31.7 W/TH 31 W/TH Dec 31, 2022 Mar 31, 2023 Efficiency

Performance Landscape: Top of Pack for Hashrate, BTC Mined, & Efficiency BTC Mined In EH/s BTC Mined Hashrate Efficiency Source: Most recently available company filings (April 2023) Source: Most recently available company filings (April 2023) Source: MinerMag, April 2023 Bitcoin Hashrate Realization Rate Market Cap In Millions Source: Most recent publicly available information as of May 12, 2023

CleanSpark is America's Bitcoin Miner™ Our vision is to build the infrastructure of the future by being a Top North American miner in terms of hashrate, sustainability, efficiency, & profitability.  Current daily BTC production average of 17.47 with a rapidly expanding hashrate of 6.74 EH/s, about 2% of total global hashrate.* We expect to grow to 16 EH/s by the end of 2023. *As of May 10, 2023

Appendix

Management Team Natasha Betancourt CHIEF OF STAFF Taylor Monnig VP, MINING TECHNOLOGY Isaac Holyoak CHIEF COMMUNICATIONS OFFICER Gary A. Vecchiarelli CHIEF FINANCIAL OFFICER Zach Bradford CEO & PRESIDENT S. Matthew Schultz EXECUTIVE CHAIRMAN Rachel Silverstein SVP, COMPLIANCE & GENERAL COUNSEL Scott Garrison VP, BUSINESS DEVELOPMENT Joni McMillan VP, ORGANIZATIONAL DEVELOPMENT

Q1-23 December 31, 2022 Q2-23 March 31, 2023 YTD-23 March 31, 2023 Revenue, Net Bitcoin mining revenue, net $ 27,746 42,488 $ 70,234 Other services revenue 73 58 131 Total revenue, net $ 27,819 42,546 $ 70,365 Costs and Expenses Cost of revenues  (exclusive of depreciation and amortization shown below)  20,416 22,082 42,498 Professional fees  2,831 3,750 6,581 Payroll expenses  9,802 9,750 19,552 General and administrative expenses  3,724 4,329 8,053 Loss on disposal of assets - 3 3 Other impairment expense (related to bitcoin)  83 194 277 Realized loss on sale of digital currency  517 (1,422) (905) Depreciation and amortization  19,329 21,346 40,675 Total costs and expenses  $ 56,702 60,032 $ 116,734   (Loss) Income from operations (28,883) (17,486) (46,369) Other income - 11 11 Change in fair value of contingent consideration  485 - 485 Realized gain on sale of equity security - - - Unrealized loss on equity security - - - Unrealized loss on derivative security  (1,271) 56 (1,215) Interest income  70 52 122 Interest expense  (889) (799) (1,688) Total other (expense) income (1,605) (680) (2,285) Income Statement YTD23  ($ in thousands, except per value and share amounts)

Q1-23 December 31, 2022 Q2-23 March 31, 2023 YTD-23 March 31, 2023 Income (loss) before income tax (expense) or benefit (30,488) (18,166) (48,654)  Income tax expense -   - -    Loss from continuing operations $ (30,488) $ (18,116) $ (48,654)   Discontinued operations    Loss from discontinued operations $ 1,457 $ (294) $ 1,163   Net (loss) income $ (29,031) $ (18,460) $ (47,491)  Other comprehensive income 29 29 58  Total comprehensive income (loss) attributable to common shareholders  $ (29,002) $ (18,431) $ (47,433)    Loss from continuing operations per common share - basic  $ (0.46) $ (0.23) $ (0.66)  Weighted average common shares outstanding - basic  66,395,174 80,469,471 73,450,877  Loss from continuing operations per common share - diluted  (0.46) (0.23) (0.66)  Weighted average common shares outstanding - diluted  66,395,174 80,469,471 74,032,082  Non-GAAP adjusted EBITDA calculation:     Net loss $ (29,031) $ (18,460) $ (47,491)  Loss on discontinued operations (1,457) 294 (1,163)  Depreciation and amortization  19,329 21,346 40,675  Share-based compensation expense  5,878 5,743 11,621  Change in fair value of contingent consideration  (485) - (485)  Unrealized loss of derivative security  1,271 (56) 1,215  Interest income (70) (52) (122)  Interest expense 889 799 1,688 Loss on disposal of assets - 3 3  Litigation related expenses  1,163 3,056 4,219  Professional fees related to financing & business development transactions 542 48 590 Non-GAAP adjusted EBITDA  $ (1,971) $ 12,721 $ 10,750 Income Statement YTD23 (cont’d) ($ in thousands, except per value and share amounts)

Q1-22 December 31, 2021 Q2-22 March 31, 2022 Q3-22 June 30, 2022 Q4-22 September 30, 2022 FYE-22 September 30, 2022 Revenue, Net Bitcoin Mining Revenue, Net $ 36,975 $ 36,965 $ 30,942 $ 26,118 $  131,000 Other Services Revenue 150 233 86 56 525 Total Revenue, Net $ 37,125 $ 37,198 $ 31,028 $ 26,174 $ 131,525 Costs and Expenses Cost of revenues  (exclusive of depreciation and amortization shown below)  5,636 8,684 10,341 16,573 41,234 Professional fees  3,102 1,059 1,433 875 6,469 Payroll expenses  7,328 8,806 7,618 17,168 40,920 General and administrative expenses  1,816 2,773 2,113 3,722 10,424 (Gain) Loss on disposal of assets 278 (921) -    - (643) Other impairment expense (related to bitcoin)  6,222 812 4,419 757 12,210 Impairment expense - other - - - 250 250 Impairment expense - goodwill - - - 12,048 12,048 Realized gain (loss) on sale of bitcoin (9,995) 2,734 5,234 (540) (2,567) Depreciation and amortization  7,427 10,452 14,811 16,355 49,045  Total costs and expenses  $ 21,814 $ 34,399 $ 45,969 $ 67,208 $ 169,390 Income (loss) from operations 15,311 2,799 (14,941) (41,034) (37,865)  Other income -    308 -    - 308  Change in fair value of contingent consideration  55 291 -    (40) 306  Realized gain on sale of equity security  1 -   -   - 1  Unrealized loss on equity security  (2) -   -   - (2)  Unrealized gain (loss) on derivative security  299 (1,410) (1,033) 194 (1,950)  Interest income  33 52 52 54 191  Interest expense  (53) (8) (314) (703) (1,078)  Total other income (expense)  $ 333 $ (767) $ (1,295) $ (495) $ (2,224) Income Statement FYE22 ($ in thousands, except per value and share amounts)

Income Statement FYE22 (cont’d) ($ in thousands, except per value and share amounts)  Q1-22 December 31, 2021 Q2-22 March 31, 2022 Q3-22 June 30, 2022 Q4-22 September 30, 2022 FYE-22 September 30, 2022  Income (loss) before income tax (expense) or benefit  $ 15,644 $ 2,032 $ (16,236) $ (41,529) $ (40,089)  Income tax (expense) or benefit  -   -   -   - -    Income (loss) from continuing operations 15,644 2,032 (16,236) (41,529) (40,089)  Loss from discontinued operations (1,158) (2,203) (13,104) (772) (17,237)  Net income (loss) 14,486 (171) (29,340) (42,301) (57,326)  Other comprehensive income 18 28 29 41 116  Preferred stock dividends  (315) (20) -   - (335)  Total comprehensive income (loss) attributable to common shareholders  $ 14,189 $ (163) $ (29,311) $ (42,261) $ (57,546)  Income (loss) per common share - basic  $ 0.38 $ (0.05) $ (0.39) $ (0.89) $ (0.95)  Weighted average common shares outstanding - basic  40,279,938 41,336,342 41,277,090 42,614,197 42,614,197  Income (loss) per common share - diluted  0.38 (0.05) (0.39) (0.89) (0.95)  Weighted average common shares outstanding - diluted  40,485,761 41,395,075 41,277,090 42,614,197 42,614,197  Non-GAAP adjusted EBITDA calculation:  Net income (loss) $ 14,486 $ (171) $ (29,340) $ (42,301) $ (57,326)  Loss on discontinued operations 1,158 2,203 13,104 772 17,237 Impairment expense - other - - - 250 250 Impairment expense - goodwill - - - 12,048 12,048  Depreciation and amortization  7,427 10,452 14,811 16,355 49,045  Share-based compensation expense  5,749 6,554 5,213 13,949 31,465  Other income -   (308) -   - (308)  Change in fair value of contingent consideration  (55) (291) -   41 (305)  Realized gain on sale of equity security  (1) - -   - (1)  Unrealized loss of equity security  2 - -   - 2  Unrealized (gain)/loss of derivative security  (299) 1,410 1,033 (194) 1,950  Interest income (33) (52) (52) (54) (191)  Interest expense 53 8 314 703 1,078  (Gain)/loss on disposal of assets 278 (921) -   - (643)  Legal fees related to litigation 136 116 143 126 521  Professional fees related to financing & business development transactions -   41 189 597 827  Severance expenses -   289 102 14 405 Non-GAAP adjusted EBITDA  $ 28,901 $ 19,330 $ 5,517 $ 2,306 $ 56,054

Balance Sheet ($ in thousands, except per value and share amounts)  March 31, 2023 September 30, 2022 Assets Current assets Cash and cash equivalents $ 10,345 $ 20,463 Accounts receivable, net 47 27 Inventory 746 216 Prepaid expense and other current assets 8,702 7,931 Bitcoin 5,267 11,147 Derivative investment asset 1,741 2,956 Investment in debt security, AFS, at fair value 668 610 Current assets held for sale  5,390 7,426 Total current assets $ 32,906 $ 50,776 Property and equipment, net $ 440,253 $ 376,781 Operating lease right of use asset 5,402 551 Intangible assets, net 5,696 6,485 Deposits on mining equipment 34,020 12,497 Other long-term asset 4,640 3,990 Goodwill 8,043 - Long-term assets held for sale  593 1,545 Total assets $ 531,553 $ 452,625

Balance Sheet (cont’d) ($ in thousands, except per value and share amounts)  March 31, 2023 September 30, 2022 Liabilities and stockholders' equity Current liabilities Accounts payable and accrued liabilities $ 31,334 $ 24,662 Operating lease liability 119 113 Finance lease liability 216 260 Contingent consideration 2,000 - Loans payable 7,248 7,786 Dividends payable 21 21 Current liabilities held for sale 344 1,199 Total current liabilities $ 41,282 $ 34,041 Long-term liabilities Operating lease liability, net of current portion 5,522 447 Finance lease liability, net of current portion 71 180 Loans payable, net of current portion  10,371 13,433 Long-term liabilities held for sale 426 512 Total liabilities $ 57,672 $ 48,613 Stockholders' equity Common stock 97 56 Preferred stock 2 2 Additional paid-in capital 717,159 599,898 Accumulated other comprehensive income 168 110 Accumulated deficit (243,545) (196,054) Total stockholders' equity 427,035 404,012 Total liabilities and stockholders’ equity $ 531,553 $ 452,625

Non-GAAP Measures Adjusted EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash operating expenses, CleanSpark management believes that providing a non-GAAP financial measure that excludes non-cash and non-recurring expenses allows for meaningful comparisons between the Company's core business operating results and those of other companies, as well as providing the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. The Company's Adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. The Company's Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. Our management does not consider Adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results. We are providing supplemental financial measures for non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, certain non-recurring expenses, and impacts related to discontinued operations. These supplemental financial measures are not measurements of financial performance under GAAP and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe that these non-GAAP financial measures are also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Adjusted EBITDA excludes (i) impacts of interest, taxes, and depreciation; (ii) significant non-cash expenses such as our share-based compensation expense, unrealized gains/losses on securities, certain financing costs, other non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) significant impairment losses related to long-lived and digital assets, which include our bitcoin for which the accounting requires significant estimates and judgment, and the resulting expenses could vary significantly in comparison to other companies; and (iv) and impacts related to discontinued operations that would not be applicable to our future business activities. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. We have also excluded impairment losses on assets, including impairments of our digital currency our non-GAAP financial measures, which may continue to occur in future periods as a result of our continued holdings of significant amounts of bitcoin. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our Consolidated Financial Statements, which have been prepared in accordance with GAAP. We rely primarily on such Consolidated Financial Statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures only supplementally.